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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 25, 2003
                Date of Report (Date of earliest reported event)


                                 COLMENA CORP..
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                     0-27842
                            (Commission File Number)


                                   54-1778587
                        (IRS Employer Identification No.)


                  101 SW 11th Avenue; Boca Raton, Florida 33486
                    (Address of principal executive offices)
                                   (Zip code)

                                 (561) 392-6010
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)

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                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this 8-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.


                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On August 25, 2003, our Company executed a Settlement and Release Agreement with Deutsche Financial Services Corporation, now known as GE Commercial Distribution Finance Corporation (the "Agreement and "Deutsche/GE," respectively), to resolve our Company's outstanding debt with Deutsche/GE.

     Under the Agreement, Deutsche/GE agreed to settle our Company's debt of $70,223.89 in exchange for 4 million shares of restricted common stock. The Agreement also contains mutual releases of all claims by the parties, piggyback registration rights, and an anti-dilution provision in the event our Company subsequently issues securities with greater or superior voting rights than the shares received by Deutsche/GE. A certificate representing the Deutsche/GE shares is in the process of being issued.

     As a result of this transaction,  Deutsche/GE  becomes one of our Company's
largest  shareholders,   with  a  total  ownership  of  6.5  million  shares  or
approximately 5.5% of our Company's outstanding common stock.

     A copy of the Agreement is included as an exhibit to this report.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation         Page
of Exhibit          Number
as Set Forth        or Source of
in Item 601 of      Incorporation
Regulation S-B      By Reference      Description

(10)     .51           4               Second Settlement and release Agreement
                                      with Deutsche Financial Services

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                  Colmena Corp.

Dated: September 12, 2003

                                /s/ Anthony Q. Joffe
                                    President

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